                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 1996

                                    AMBI Inc.
             (Exact Name of Registrant as Specified in its Charter)

         New York                         1-12106           11-2653613
(State or other jurisdiction         (Commission File     (I.R.S.Employer
of incorporation or organization)    Number)              Identification Number)


771 Old Saw Mill River Road, Tarrytown, New York         10591
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number including Area Code:   (914) 347-5767

Item 7. Financial Statements and Exhibits

This amendment to AMBI Inc.'s current report on Form 8-K filed December 27, 1996 is being filed to amend the following pro forma financial information as indicated hereafter.


         (b)      Pro Forma Financial Information

                  Number   Description
                  ------   -----------

                  P-2 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

                  P-4 Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended September 30, 1996

                  P-5 Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1996

                  P-6      Notes to Pro Forma Financial Information

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMBI Inc.


Date:  November 6, 1997                  By:   /s/ Fredric D. Price
                                              ----------------------
                                                 Fredric D. Price
                                         President and Chief Executive Officer

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)


                                                                  Aplin &       Pro Forma
                                                    Reported      Barrett      Adjustments         Pro Forma
                                                    --------      -------      -----------         ---------
ASSETS

Current Assets

Cash and cash equivalents                           $  4,606       (1,133)           8,546 (A)       12,019
Trade accounts receivable less allowance
    for doubtful accounts of $81,000                   5,098       (3,491)                            1,607
Due to AMBI                                                -        1,760           (1,760)(B)            -
Inventories                                            2,861       (2,593)             627 (C)          895
Prepayments and other current assets                   1,033         (812)           5,500 (D)        5,721
                                                    --------       ------           ------           ------
Total Current Assets                                  13,598       (6,269)          12,913           20,242

Property and equipment at cost less
    accumulated depreciation                           4,068       (3,363)                              705

Patent costs and licensed technology at
    cost less accumulated amortization                 1,609                                          1,609

Other assets                                             113                                            113
                                                    --------       ------           ------           ------

TOTAL ASSETS                                       $  19,388      (9,632)           12,913           22,669

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)


                                                                        Aplin &          Pro Forma
                                                         Reported       Barrett         Adjustments        Pro Forma
                                                         --------       -------         -----------        ---------
LIABILITIES, REDEEMABLE PREFERRED
STOCK AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of notes payable and lease obligation    $    175                              (94) (E)           81
Accounts payable and accrued expenses                       2,222          (952)                               1,270
Other liabilities                                              83           (67)             3,047  (F)        3,063
Dividends payable                                             326                                                326
Taxes payable                                                 299          (307)                 -                (8)
                                                              ---       --------           -------               ---

Total current liabilities                                   3,105        (1,326)             2,953             4,732

Notes payable and lease obligation                            894                             (493) (E)          401
Long term loan                                              2,000                                              2,000
Deferred taxes payable                                        353          (353)                 -                 -
                                                          -------        ------             ------            ------

TOTAL LIABILITIES                                           6,352        (1,679)             2,460             7,133

REDEEMABLE PREFERRED STOCK                                  1,500             -                  -  (G)        1,500
                                                          -------        ------             ------            ------

STOCKHOLDERS' EQUITY

Preferred stock
Common stock                                                  104             -                                  104
Treasury stock                                                                              (6,353) (H)       (6,353)
Additional paid-in capital                                 51,674       (8,158)             8,158  (I)       51,674
Accumulated deficit                                       (39,658)        (379)             8,648  (J)      (31,389)
Currency translation adjustment                              (584)         584                                    -
                                                          -------        ------

TOTAL STOCKHOLDERS' EQUITY                                 11,536       (7,953)            10,453            14,036
                                                          -------        ------             ------            ------

TOTAL LIABILITIES, REDEEMABLE
PREFERRED
STOCK AND STOCKHOLDERS' EQUITY                            $19,388       (9,632)            12,913            22,669
                                                          -------        ------             ------            ------

                                                          -------        ------             ------            ------

                                  AMBI INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996
               (Dollars in thousands except per share amounts)
                                 (Unaudited)


                                                                     Aplin &     Pro Forma
                                                         Reported    Barrett    Adjustments         Pro Forma
                                                         --------    -------    -----------         ---------
Net Sales                                               $    4,235     (2,717)                            1,518
Other Operating Revenues                                       131        (11)                              120
                                                        ----------     ------                           -------

TOTAL REVENUES                                               4,366     (2,728)           -                1,638
Cost of Sales                                               (2,489)     1,491            -                 (998)
                                                        ----------     ------        -----              -------

Gross Profit                                                 1,877     (1,237)           -                 640

Selling, General & Administrative Expenses                  (4,605)       533                           (4,072)
Research Costs                                              (1,400)       220                           (1,180)
Depreciation and Amortization                                 (242)       117                            (125)
                                                        ----------     ------        -----              -------

OPERATING LOSS                                              (4,370)      (367)           -              (4,737)

Interest Income                                                 67         (8)                              59
Interest Expense                                               (37)        17                              (20)
Gain on sale of Aplin & Barrett                                  -          -        8,648  (K)          8,648
                                                        ----------     ------        -----              -------

(LOSS)/INCOME BEFORE TAX EXPENSE                            (4,340)      (358)       8,648              (3,950)
Tax Expense                                                    (45)        43            -  (L)             (2)
                                                        ----------     ------        -----              -------

NET (LOSS)/INCOME                                         $ (4,385)      (315)       8,648               3,948

Preferred stock dividends                                      (94)                                        (94)

Net (Loss)/Income attributable to common stock              (4,479)                                       3,854

(Loss)/Earnings per share                                $   (0.21)                         (M)          $ 0.21

                                  AMBI INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JUNE 30, 1996
               (Dollars in thousands except per share amounts)


                                                                     Aplin &      Pro Forma
                                                       Reported      Barrett     Adjustments        Pro Forma
                                                       --------      -------     -----------        ---------
Net Sales                                                $  14,157    (12,614)                           1,543
Other Operating Revenues                                     1,865        (77)                           1,788
                                                         ---------    -------                           ------

TOTAL REVENUES                                              16,022    (12,691)             -             3,331
Cost of Sales                                              (6,353)      5,114              -            (1,239)
                                                         --------     -------        -------            -------
Gross Profit                                                9,669      (7,577)             -             2,092

Selling, General & Administrative Expenses                (11,177)       2,878                          (8,299)
Research Costs                                             (2,294)         716                          (1,578)
Depreciation and Amortization                                (819)         396                            (423)
                                                         ---------    -------                           ------

OPERATING LOSS                                             (4,621)     (3,587)             -            (8,208)

Foreign exchange gain/loss                                      3          (3)                               -
Interest Income                                               317         (26)                             291
Interest Expense                                             (133)          65             -               (68)
Gain on sale of Aplin & Barrett                                 -            -         8,898  (N)        8,898
                                                         ---------    -------          -----            ------

(LOSS)/INCOME BEFORE TAX EXPENSE                           (4,434)     (3,551)         8,898               913
Tax Expense                                                  (285)         267             -  (L)          (18)
                                                         ---------    -------          -----            ------


NET LOSS/(INCOME)                                        $ (4,719)     (3,284)         8,898               895

Preferred stock dividends                                    (502)                       251  (O)         (251)

Conversion discount on preferred stock                     (1,343)                                      (1,343)
                                                         ---------                                      ------

Net loss/income attributable to common stock               (6,564)     (3,284)          9,149             (699)

Loss per share                                             $(0.34)                            (P)        (0.04)

                                  AMBI INC.
                    NOTES TO PRO FORMA FINANCIAL INFORMATION

A $8 million in cash received upon completion of sale, as well as A&B remaining cash balance transferred through the intercompany account, less amounts used to pay off equipment lease (see note E).


B Elimination of intercompany balance through the transfer of cash of $1,133 thousand, and inventories of $627 thousand.


C    Nisin pharmaceutical inventory transferred through intercompany account.

D    $5.5 million receivable from BP for remainder of purchase price.

E    Reflects AMBI's pay off of lease on A&B equipment.

F    Reflects reserve accrual for expenses related to divestiture of A&B.

G Preferred stock is to be redeemed on the Second Closing Date for $1.5 million.

H Treasury Stock received. 2.42 million shares valued at $2.625 per share (price as of the Effective Date).

I    To properly state the legal capital of AMBI.

J    Reflects gain on sale.


K Gain on sale of A&B which equals cash and receivables on the transaction of $13,500 thousand plus the common shares redeemed valued at $6,353 thousand, less the net book value of the subsidiary sold of $8,158 thousand and anticipated expenses reserved for of $3,047 thousand.


L No tax expense is being accrued because gain on sale is expected to be offset by operating losses and net operating loss carryforwards.


M Pro Forma net income per share calculated on the basis of a weighted average of 20.6 million shares outstanding less 2.42 million shares of treasury stock.



N Gain on sale of A&B which equals cash and receivables on the transaction of $13,500 thousand plus the common shares redeemed valued at $6,353 thousand, less the net book value of the subsidiary sold of $7,908 thousand, and anticipated expenses reserved for of $3,047 thousand.


O    Assumes preferred stock redeemed mid-year.

P Pro Forma net loss per share calculated on the basis of a weighted average of 19.1 million shares outstanding less 2.42 million shares of treasury stock.